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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22213

AlphaMark Investment Trust
(Exact name of registrant as specified in charter)

250 Grandview Drive, Suite 175 Ft. Mitchell, Kentucky	41017
Address of principal executive offices)	(Zip code)

Wade R. Bridge, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(859) 957-1803

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

AlphaMark Large Cap Growth Fund A series of AlphaMark Investment Trust Annual Report August 31, 2016

ALPHAMARK INVESTMENT TRUST
SHAREHOLDER LETTER
September 30, 2016

Dear Shareholder:

The AlphaMark Large Cap Growth Fund’s (the “Fund”) investment philosophy is founded on an appreciation of risk. We attempt to identify high quality companies with strong cash flows for the Fund. This strategy is used to provide the potential for growth while acknowledging the inherent risks of the stock market. The market has been increasingly focused on the 2016 U.S. presidential election and the possibility that the Federal Reserve (the “Fed”) will start to raise rates. Oil’s impact on market volatility has waned as prices have stabilized and the possibility of output cuts is becoming more real. Our view concerning the election is neutral. If Donald Trump wins the election, it is our opinion that without backing in the U.S. Congress, his plans for making real change will fail. In essence, he has shot himself in the foot with his constant berating of anyone opposed to his ideas. If Hillary Clinton is elected, we also do not see much change happening and more of the status quo. Our opinion is: a Trump win means short term volatility and a Clinton win means longer term slower growth. It is our opinion that interest rates are far more of a concern, especially longer term rates. If there is a spike in long term rates, we expect a market correction. The Fed is determined to keep long term rates stable. We feel that this is possible, given that foreign central banks want the same thing. We expect investors’ appetite for risk will decrease as long and short term rates eventually start to rise and volatility continues in domestic markets. We remain disciplined in our approach, never wavering from our core philosophy of seeking out quality companies that have growing cash flows, historical revenue and earnings growth and are currently exhibiting earnings growth momentum. We apply our proprietary valuation techniques to each of the stocks that we own for the Fund, buying only those stocks that represent what we believe to be an excellent value.

During the fiscal year ended August 31, 2016, the net asset value per share of the Fund rose from $12.67 (adjusted for distributions) to $14.01, with a total return of 10.44%. During this time, the S&P 500 Index and the Russell 1000 Growth Index gained 12.55% and 10.54%, respectively. Our discipline is to never let any of our holdings become so large that they present undue risk to the portfolio. In order to achieve this, we consistently trim gains from any of our positions that are doing well. The main contributors of gains in the Fund over the last 12 months came from the following sectors: Energy (Continental Resources +49%, EOG Resources +13.91%), Consumer Staples (Tyson Foods +87%, Waste Management +33%), and Communication Services (CenturyLink +10%, Verizon Communications +18%). The main contributors of loss in the Fund over the last 12 months came from the following sectors: Health Care (Jazz Pharmaceuticals -27%, Novo Nordisk -10%), Industrials (Delta – 13%), and Materials (Eastman Chemical -2%). We continue to maintain a diversified portfolio across the various sectors of the economy. Historically, we have always sought out high quality companies that have earnings momentum and strong cash flows. In our view, these types of companies are starting to be rewarded by the markets. In our opinion, the market will respond favorably to those companies that are high quality, strong cash flow producing and have exhibited earnings momentum.

As of August 31, 2016, the Fund’s assets were diversified among 33 stock positions. Our five largest areas of investment were: Information Technology (19.3%), Health Care (13.8%), Industrials (12.0%), Financials (10.6%) and Consumer Discretionary (10.1%) Cash equivalents represented 0.8% of the Fund’s net assets.

As of August 31, 2016, the Fund had net assets of $22.9 million.

In conclusion, no investment style will outperform every year. The nature of the market is change and volatility. Because the market has lowered expectations across the board, we believe that high quality companies that have consistently met or beat their earnings expectations will be rewarded over the coming months. We continually review current holdings for any weaknesses and make adjustments when necessary. There are still some headwinds in the economy, yet we are optimistic that high quality companies can still succeed. We look forward to providing you with a Fund that will capture the momentum of high quality stocks as the economy grows.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-420-3350 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

ALPHAMARK LARGE CAP GROWTH FUND
PERFORMANCE INFORMATION
August 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the AlphaMark Large Cap Growth Fund
versus the S&P 500® Index

Average Annual Total Returns (for periods ended August 31, 2016)
	1 Year	5 Years	Since Inception*
AlphaMark Large Cap Growth Fund (a)	10.44%	13.13%	12.03%
S&P 500® Index	12.55%	14.69%	13.31%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Represents the period from the commencement of operations (October 31, 2008) through August 31, 2016.

ALPHAMARK LARGE CAP GROWTH FUND
PORTFOLIO INFORMATION
August 31, 2016 (Unaudited)

Sector Diversification (% of Net Assets)

Top Ten Equity Holdings
Security Description	% of Net Assets
Amgen, Inc	3.9%
Packaging Corporation of America	3.6%
Fairfax Financial Holdings Ltd.	3.6%
Intercontinental Exchange, Inc.	3.5%
Ross Stores, Inc.	3.5%
Fifth Third Bancorp	3.5%
EOG Resources, Inc.	3.5%
Continental Resources, Inc.	3.5%
Centene Corporation	3.5%
Lear Corporation	3.4%

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS August 31, 2016
Common Stocks — 99.2%	Shares	Value
Consumer Discretionary — 10.1%
Auto Components — 3.4%
Lear Corporation	6,700	$779,143

Automobiles — 3.2%
General Motors Company	23,125	738,150

Specialty Retail — 3.5%
Ross Stores, Inc.	13,006	809,493

Consumer Staples — 8.0%
Food & Staples Retailing — 2.6%
Whole Foods Market, Inc.	19,934	605,595

Food Products — 2.9%
Tyson Foods, Inc. - Class A	8,663	654,663

Personal Products — 2.5%
Estée Lauder Companies, Inc. (The) - Class A	6,362	567,681

Energy — 10.0%
Oil, Gas & Consumable Fuels — 10.0%
Continental Resources, Inc. *	16,765	804,049
EOG Resources, Inc.	9,093	804,640
Tesoro Corporation	8,972	676,668
		2,285,357
Financials — 10.6%
Banks — 3.5%
Fifth Third Bancorp	39,930	804,989

Diversified Financial Services — 3.5%
Intercontinental Exchange, Inc.	2,871	809,679

Insurance — 3.6%
Fairfax Financial Holdings Ltd.	1,468	822,080

Health Care — 13.8%
Biotechnology — 3.9%
Amgen, Inc.	5,274	896,896

Health Care Providers & Services — 3.5%
Centene Corporation *	11,650	795,579

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
Common Stocks — 99.2% (Continued)	Shares	Value
Health Care — 13.8% (Continued)
Pharmaceuticals — 6.4%
Jazz Pharmaceuticals plc *	5,733	$709,917
Mylan N.V. *	17,782	753,246
		1,463,163
Industrials — 12.0%
Airlines — 2.7%
Delta Air Lines, Inc.	16,924	621,957

Commercial Services & Supplies — 2.7%
Waste Management, Inc.	9,710	620,857

Electrical Equipment — 3.3%
Rockwell Automation, Inc.	6,478	750,995

Machinery — 3.3%
Flowserve Corporation	15,840	766,181

Information Technology — 19.3%
Electronic Equipment, Instruments & Components — 2.7%
Amphenol Corporation - Class A	10,192	635,064

IT Services — 3.4%
Total System Services, Inc.	15,800	778,150

Semiconductors & Semiconductor Equipment — 8.1%
Broadcom Ltd.	3,331	587,655
Qorvo, Inc. *	10,600	608,758
Skyworks Solutions, Inc.	8,800	658,768
		1,855,181
Software — 2.7%
Cadence Design Systems, Inc. *	24,228	616,360

Technology Hardware, Storage & Peripherals — 2.4%
EMC Corporation	18,791	544,751

Materials — 7.5%
Chemicals — 3.9%
Celanese Corporation - Series A	6,340	408,486
Eastman Chemical Company	7,133	484,260
		892,746

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
Common Stocks — 99.2% (Continued)	Shares	Value
Materials — 7.5% (Continued)
Containers & Packaging — 3.6%
Packaging Corporation of America	10,600	$833,478

Telecommunication Services — 7.9%
Diversified Telecommunication Services — 7.9%
CenturyLink, Inc.	19,050	529,590
Verizon Communications, Inc.	10,812	565,792
Vonage Holdings Corporation *	124,486	723,264
		1,818,646

Total Common Stocks (Cost $18,986,590)		$22,766,834

Money Market Funds — 0.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.26% (a) (Cost $153,339)	153,339	$153,339

Total Investments at Value — 99.9% (Cost $19,139,929)		$22,920,173

Other Assets in Excess of Liabilities — 0.1%		20,248

Total Net Assets — 100.0%		$22,940,421

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of August 31, 2016.

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2016
ASSETS
Investments in securities:
At acquisition cost	$19,139,929
At value (Note 2)	$22,920,173
Dividends receivable	34,728
Receivable for capital shares purchased	2,500
Other assets	6,097
TOTAL ASSETS	23,963,498

LIABILITIES
Accrued advisory fees (Note 4)	8,152
Payable to administrator (Note 4)	5,950
Other accrued expenses	8,975
TOTAL LIABILITIES	23,077

NET ASSETS	$22,940,421

Net assets consist of:
Paid-in capital	$17,432,694
Undistributed net investment income	1,582
Undistributed net realized gains from security transactions	1,725,901
Net unrealized appreciation on investments	3,780,244
NET ASSETS	$22,940,421

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,637,564

Net asset value, offering price and redemption price per share (a) (Note 2)	$14.01

(a)	Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2016
INVESTMENT INCOME
Dividend income	$357,348

EXPENSES
Investment advisory fees (Note 4)	223,950
Distribution fees (Note 4)	39,968
Professional fees	37,582
Fund accounting fees (Note 4)	32,246
Administration fees (Note 4)	24,500
Insurance expense	16,700
Registration and filing fees	13,515
Transfer agent fees (Note 4)	12,000
Custody and bank service fees	11,661
Trustees' fees (Note 4)	8,000
Compliance service fees (Note 4)	6,000
Printing of shareholder reports	5,996
Postage and supplies	3,204
Other expenses	7,238
TOTAL EXPENSES	442,560
Fee reductions by the Advisor (Note 4)	(105,994)
NET EXPENSES	336,566

NET INVESTMENT INCOME	20,782

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,402,638
Net change in unrealized appreciation (depreciation) on investments	(260,504)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,142,134

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,162,916

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2016	Year Ended August 31, 2015
FROM OPERATIONS
Net investment income (loss)	$20,782	$(31,078)
Net realized gains from security transactions	2,402,638	3,201,716
Net change in unrealized appreciation (depreciation) on investments	(260,504)	(4,293,317)
Net increase (decrease) in net assets from operations	2,162,916	(1,122,679)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(19,200)	(8,077)
From net realized gains	(3,582,100)	(2,706,277)
Decrease in net assets resulting from distributions to shareholders	(3,601,300)	(2,714,354)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,956,195	3,870,311
Net asset value of shares issued in reinvestment of distributions to shareholders	3,601,300	2,714,354
Proceeds from redemption fees collected (Note 2)	3,312	51
Payments for shares redeemed	(5,840,839)	(3,679,391)
Net increase in net assets from capital share transactions	1,719,968	2,905,325

TOTAL INCREASE (DECREASE) IN NET ASSETS	281,584	(931,708)

NET ASSETS
Beginning of year	22,658,837	23,590,545
End of year	$22,940,421	$22,658,837

UNDISTRIBUTED NET INVESTMENT INCOME	$1,582	$—

CAPITAL SHARE ACTIVITY
Shares sold	292,258	239,958
Shares reinvested	281,351	171,361
Shares redeemed	(447,904)	(223,344)
Net increase in shares outstanding	125,705	187,975
Shares outstanding at beginning of year	1,511,859	1,323,884
Shares outstanding at end of year	1,637,564	1,511,859

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012
Net asset value at beginning of year	$14.99	$17.82		$14.98	$13.76	$12.60

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.02)		0.01	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	1.33	(0.73)		4.24	2.45	1.70
Total from investment operations	1.34	(0.75)		4.25	2.44	1.69

Less distributions:
From net investment income	(0.01)	(0.00	)(a)	—	—	—
From net realized gains	(2.31)	(2.08)		(1.41)	(1.22)	(0.53)
Total distributions	(2.32)	(2.08)		(1.41)	(1.22)	(0.53)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$14.01	$14.99		$17.82	$14.98	$13.76

Total return (b)	10.44%	(4.82%)		29.59%	19.29%	14.03%

Net assets at end of year (000’s)	$22,940	$22,659		$23,591	$18,858	$17,115

Ratio of total expenses to average net assets	1.98%	1.88%		1.94%	2.03%	2.11%

Ratio of net expenses to average net assets (c)	1.50%	1.50%		1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets (c)	0.09%	(0.13%)		0.04%	(0.06%)	(0.08%)

Portfolio turnover rate	59%	43%		30%	40%	52%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions (Note 4).

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2016

1. Organization

AlphaMark Large Cap Growth Fund (the “Fund”) is a no-load, diversified series of AlphaMark Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated June 24, 2008. The public offering of shares of the Fund commenced on October 31, 2008.

The investment objective of the Fund is long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities, including common stocks, which are traded on stock exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if not traded on a particular day, at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the mean of the closing bid and ask prices. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of August 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$22,766,834	$—	$—	$22,766,834
Money Market Funds	153,339	—	—	153,339
Total	$22,920,173	$—	$—	$22,920,173

See the Fund’s Schedule of Investments for a listing of the common stocks by industry type.

The Fund did not have any transfers into and out of any Level as of August 31, 2016. The Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2016. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value (“NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 1.5%, payable to the Fund, if redeemed within sixty days of the date of purchase. During the years ended August 31, 2016 and 2015, proceeds from redemption fees totaled $3,312 and $51, respectively.

Security transactions and investment income – Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined on a specific identification basis, which compares the identified cost of the security lot sold with the net sales proceeds. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Dividends arising from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid to shareholders of the Fund during the years ended August 31, 2016 and 2015 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
8/31/16	$362,948	$3,238,352	$3,601,300
8/31/15	$75,555	$2,638,799	$2,714,354

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is computed on a tax basis for each item as of August 31, 2016:

Cost of portfolio investments	$19,139,929
Gross unrealized appreciation	$4,610,187
Gross unrealized depreciation	(829,943)
Net unrealized appreciation	3,780,244
Undistributed ordinary income	38,527
Undisitributed long-term capital gains	1,688,956
Total distributable earnings	$5,507,727

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s open tax years (tax years ended August 31, 2013 through August 31, 2016).

During the year ended August 31, 2016, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

Cost of purchases of investment securiites	$12,953,766
Proceeds from sales of investment securities	$14,327,968

4. Transactions with Related Parties

The President of AlphaMark Advisors, LLC (the “Advisor”), the investment advisor to the Fund, is also the President and a Trustee of the Trust. Certain other officers of the Trust are also officers of the Advisor, or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent, and fund accounting agent, and Ultimus Fund Distributors, LLC, the Fund’s principal underwriter and an affiliate of Ultimus.

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an interested person of the Trust receives an annual retainer of $2,000 and a fee of $500 for each Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings, if any.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Chief Compliance Officer (the “CCO”) of the Trust is an employee of the Advisor. The Fund reimburses the Advisor $6,000 annually for the services provided by the CCO to the Trust.

INVESTMENT ADVISORY AGREEMENT

Under the terms of an Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. The Fund pays the Advisor an investment advisory fee computed at the annual rate of 1.00% of its average daily net assets.

The Advisor has contractually agreed, until at least December 31, 2017, to reduce its investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.50% of its average daily net assets. Pursuant to this agreement, the Advisor reduced its fees by $105,994 during the year ended August 31, 2016. Any fee reductions by the Advisor are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the 1.50% expense limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. As of August 31, 2016, the Advisor may in the future recover fee reductions totaling $289,300. The Advisor may recover these amounts no later than the dates stated below:

August 31, 2017	$92,023
August 31, 2018	91,283
August 31, 2019	105,994
$289,300

OTHER SERVICE PROVIDERS

Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, the Fund pays Ultimus fees in accordance with the terms of the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) which allows the Fund to incur expenses related to the distribution of its shares. The annual fees payable under the Plan may not exceed an amount equal to 0.25% of the Fund’s average daily net assets. During the year ended August 31, 2016, the total expenses incurred pursuant to the Plan were $39,968.

ALPHAMARK LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Principal Owner of Fund Shares

As of August 31, 2016, Charles Schwab & Co., Inc., for the benefit of its customers, owned of record 96% of the outstanding shares of the Fund.

6. Derivatives Transactions

The Fund did not engage in any transactions in derivatives during the year ended August 31, 2016.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

ALPHAMARK LARGE CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
AlphaMark Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AlphaMark Investment Trust, comprising AlphaMark Large Cap Growth Fund (the “Fund”) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AlphaMark Large Cap Growth Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 26, 2016

ALPHAMARK LARGE CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2016) and held until the end of the period (August 31, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads. However, a redemption fee of 1.5% is applied on the sale of shares redeemed within sixty days of the date of purchase. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

ALPHAMARK LARGE CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,143.70	$8.08
Based on Hypothetical 5% Return	$1,000.00	$1,017.60	$7.61

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ALPHAMARK LARGE CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Interested Trustee
Name, Year of Birth & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
*Michael L. Simon (1967) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	President and Trustee	Since July, 2008	Founder, President and Chief Investment Officer of the Advisor.	1	None

*	Mr. Simon, as an affiliated person of the Advisor, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

ALPHAMARK LARGE CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Independent Trustees
Name, Year of Birth & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
John W. Hopper, Jr. (1960) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Chairman and Trustee	Since September, 2008	Managing Director of Link-age Ventures (a venture fund focused on the senior living space) from November 2013 to present; Chief Investment Officer of the Ziegler Link-Age Longevity Fund, L.P. (a private equity fund focused on the senior living space) from February 2014 to present; Partner of Silverstone Advisors, LLC (a boutique investment banking and consulting firm) from 2008 to November 2013	1	None
T. Brian Brockhoff (1964) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Trustee	Since September, 2008	Senior Vice President-Commercial Real Estate Group Manager of BB&T Corporation; Prior to June, 2015, Principal of Bailey Capital Partners, Inc. (mortgage bankers).	1	None

ALPHAMARK LARGE CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Executive Officers
Name, Year of Birth & Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Christian A. Lucas (1972) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Vice President	Since July, 2008	Member/Owner of the Advisor.
Anne M. Haggerty (1961) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Chief Compliance Officer	Since March, 2009	Director of Operations and Chief Compliance Officer of the Advisor.
Robert G. Dorsey (1957) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Vice President	Since July, 2008	Managing Director of Ultimus and UFD.
Theresa M. Bridge (1969) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Treasurer	Since July, 2013	Vice President and Director of Financial Administration of Ultimus.
Wade R. Bridge (1968) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Secretary	Since July, 2011	Director of Administration of Ultimus and UFD.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-420-3350.

ALPHAMARK LARGE CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-420-3350, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-420-3350, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-420-3350. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends and distributions from net realized gains made by the Fund during the year ended August 31, 2016. On December 31, 2015, the Fund declared and paid an ordinary income dividend, a short-term capital gain distribution and a long-term capital gain distribution of $0.0124, $0.2220 and $2.0914 per share, respectively. The Fund designated up to a maximum amount of $362,948 as qualified dividend income and $3,238,352 as long-term capital gain distributions. As required by federal regulations, complete information was computed and reported in conjunction with your 2015 Form 1099-DIV.

ALPHAMARK LARGE CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor. The approval took place at an in-person meeting held on July 14, 2016, at which all of the Independent Trustees were present.

The Trustees were provided written materials from independent counsel regarding their fiduciary obligations in approving the Investment Advisory Agreement and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of such Agreement and whether such Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees were guided by independent counsel as they reviewed the factors which are considered pertinent in reaching an informed business judgment concerning the continuance of the Investment Advisory Agreement, including: (i) the nature, quantity and quality of the services provided under the Investment Advisory Agreement; (ii) the investment performance of the Fund and the Advisor; (iii) the cost of services provided and the profits realized by the Advisor and any affiliates from their relationships with the Fund and the financial strength of the Advisor; (iv) the extent to which the Advisor realizes economies of scale as the Fund grows larger; (v) whether fee levels reflect such economies of scale for the benefit of shareholders; (vi) whether and how the Board relied on comparisons of services to be rendered to and fees to be paid by the Fund with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Advisor; and (vii) any ancillary benefits derived or to be derived by the Advisor from its relationship with the Fund, such as soft dollar arrangements. The Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel. The Trustees also considered the financial stability of the Advisor, the quality of administrative and other services provided to the Trust, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs. The Trustees considered information concerning the purchase and redemption of shares of the Fund and a list of financial intermediaries offering Fund shares along with fee schedules and assets held at each intermediary and the Advisor’s efforts relating to cybersecurity and disaster recovery planning. They also reviewed the applicable case law with independent counsel. The Independent Trustees reviewed the Investment Advisory Agreement with management and also met in an executive session with independent counsel at which no representatives of the Advisor were present.

ALPHAMARK LARGE CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Below is a summary of the discussions and findings of the Independent Trustees in regard to their approval of the continuance of the Investment Advisory Agreement.

(i)

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Independent Trustees reviewed the services being provided to the Fund by the Advisor. They discussed the responsibilities of the Advisor under the Advisory Agreement and the Advisor’s compensation under the Advisory Agreement. The Independent Trustees reviewed the background and experience of the Advisor’s key investment and operating personnel. They noted that the Advisor has had no significant turnover and continues to provide experienced professionals to manage the operations at the Advisor. The Independent Trustees considered the compliance policies and procedures of the Advisor, including the Advisor’s cybersecurity and disaster recovery plans. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided by the Advisor to the Fund were satisfactory.

(ii)

The investment performance of the Fund and Advisor. In this regard, the Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Fund’s primary benchmark, over various periods ended May 31, 2016. It was noted by the Independent Trustees that the Fund underperformed the S&P 500 Index for the one year period ended May 31, 2016. They considered that the Fund has experienced periods of outperformance and underperformance over the life of the Fund. The Independent Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “large cap growth” funds with under $50 million in assets, which is the category to which the Fund has been assigned. The Independent Trustees noted that for the one year, three year and five year periods ended June 30, 2016, the Fund’s returns of -0.62%, 11.55% and 10.38%, respectively, exceeded the returns of -2.08%, 9.58% and 8.99%, respectively, for the average fund in the Morningstar large cap growth category with under $50 million in net assets. The Independent Trustees reviewed performance information with respect to the Advisor’s other managed accounts with similar investment objectives, which indicated that the Fund underperformed such other accounts for the periods ended May 31, 2016. They considered that, based on representations by the Advisor, those performance differences are primarily attributable to the different fee structures associated with those accounts. The Independent Trustees also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies. After considerable discussion, the Independent Trustees concluded that the investment performance of the Fund has been satisfactory.

ALPHAMARK LARGE CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

(iii)

The costs of the services provided and profits realized by the Advisor from its relationship with the Fund. In this regard, the Independent Trustees considered the Advisor’s staffing, personnel and operations; the financial condition of the Advisor and the level of commitment to the Fund by the principals of the Advisor; the asset levels of the Fund; the overall expenses of the Fund; and the distribution arrangements for the Fund. The Independent Trustees reviewed the rate of the advisory fees paid by the Fund under the Advisory Agreement and compared the fees to average advisory fees of similar mutual funds compiled from statistics reported by Morningstar. They also compared the total operating expense ratios of the Fund with average expense ratios of representative funds within its Morningstar category. It was noted by the Independent Trustees that the Fund’s advisory fee of 1.00% was higher than the average advisory fee of 0.80% and the Fund’s net expense ratio of 1.50% per annum was also higher than the average expense ratio for Morningstar’s large cap growth funds with under $50 million in assets, which was 1.20% per annum. The Independent Trustees also considered the Advisor’s commitment to continue to cap the Fund’s ordinary operating expenses at 1.50% per annum.

The Independent Trustees then considered the Advisor’s analysis of its revenues and expenses with respect to its services provided to the Fund for periods ended May 31, 2016. The Independent Trustees took into account that the Advisor has received only a portion of its advisory fees with respect to its services to the Fund in order to maintain the Fund’s 1.50% per annum expense cap. It was noted by the Independent Trustees that, after deducting a reasonable allocation for employee salary and benefits from the advisory fees collected, the Advisor has yet to realize any profits for its services to the Fund.

The Independent Trustees reviewed the balance sheet of the Advisor as of December 31, 2015. They also considered the Advisor’s representation that no material changes have occurred to the Advisor’s financial condition since the balance sheet date. The Independent Trustees concluded that the Advisor has adequate financial resources to continue serving as the Fund’s investment adviser. The Independent Trustees considered the “fallout benefits” to the Advisor, including the additional exposure the Advisor has received as a result of managing the Fund. After a full discussion and consideration of the foregoing, the Independent Trustees concluded that the fees paid by the Fund to the Advisor are reasonable in light of the quality of the services received.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Independent Trustees considered the current net assets for

ALPHAMARK LARGE CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

the Fund and discussed the expense cap arrangement between the Trust and the Advisor. The Independent Trustees noted that the Fund has grown its assets to the point where the Advisor is currently collecting approximately 57% of its advisory fee. They also noted that the Fund will need to realize additional growth in assets before the Advisor will begin collecting its full advisory fee from the Fund. The Independent Trustees concluded that, at the Fund’s current asset levels, it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for the Fund.

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the continuance of the Investment Advisory Agreement. The Trustees, including all of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were fair and reasonable, that the Advisor’s fees were reasonable in light of the services provided to the Fund and the benefits received by the Advisor, and that continuance of the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

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ALPHAMARK INVESTMENT TRUST

Investment Adviser

AlphaMark Advisors, LLC
250 Grandview Drive, Suite 175
Fort Mitchell, Kentucky 41017

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-420-3350

Legal Counsel

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees

John W. Hopper, Jr., Chairman
T. Brian Brockhoff
Michael L. Simon

Officers

Michael L. Simon, President
Christian A. Lucas, Vice President
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Wade R. Bridge, Secretary
Anne M. Haggerty, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,500 and $11,500 with respect to the registrant’s fiscal years ended August 31, 2016 and 2015, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended August 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended August 31, 2016 and 2015, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AlphaMark Investment Trust

By (Signature and Title)*		/s/ Michael L. Simon
Michael L. Simon, President

Date	October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael L. Simon
Michael L. Simon, President

Date	October 31, 2016

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Accounting Officer

Date	October 31, 2016

*	Print the name and title of each signing officer under his or her signature.